UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Empery Digital Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THIS IS THE WHITE PROXY CARD

EMPERY DIGITAL INC.
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet or Mail.

Have your proxy card in hand when voting by internet and follow the instructions below.

VOTE BY INTERNET - Access www.ProxyVote.com and enter the control number indicated on your proxy card or scan the QR Barcode above. Use the Internet to transmit your voting instructions. VOTING INSTRUCTIONS SUBMITTED BY INTERNET MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON OCTOBER 13, 2026.

VOTE BY MAIL - Mark, sign and date your proxy card and return the entire card in the envelope provided, or if you have misplaced the envelope, mail to the return address shown in the upper left of this card.

X

T03796-P57434-MGTW

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EMPERY DIGITAL INC.

The Board of Directors recommends you vote FOR each of the nine (9) nominees of the Board of Directors listed in Proposal 1 and WITHHOLD on each of the nominees of ATG Capital (the "ATG Nominees").

1. Election of Directors.

You may vote FOR up to nine (9) nominees in total, in any combination. If you vote FOR fewer than nine (9) nominees, your shares will be voted FOR only those nominees you have marked. If you vote FOR more than nine (9) nominees, your votes on Proposal 1 will be invalid and will not be counted. If you sign and date this WHITE universal proxy card but do not mark any voting instructions on Proposal 1, your shares will be voted FOR the nine (9) nominees recommended by the Board of Directors.

Company Nominees Recommended by the Board of Directors	For	Withhold	ATG Nominees	For	Withhold
1a. Rohan Chauhan	☐	☐	1j. James C. Elbaor	☐	☐
1b. Jonathan Foster	☐	☐	1k. Gabriel D. Gliksberg	☐	☐
1c. Matthew Homer	☐	☐	1l. Meredith S. Kirshenbaum	☐	☐
1d. John Kim	☐	☐	1m. Aaron T. Morris	☐	☐
1e. Ryan Lane	☐	☐			
1f. Orn Olason	☐	☐			
1g. Ian Read	☐	☐			
1h. E. Taylor Robertson	☐	☐			
1i. Adrian Solgaard	☐	☐			

	For	Against	Abstain
The Board of Directors recommends you vote FOR Proposal 2.			
2. Proposal to approve the adoption of the Empery Digital Inc. 2025 Stock Plan and 6,846,589 shares of common stock reserved for issuance under the 2025 Stock Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 3.			
3. To ratify the appointment of MaloneBailey as the Company's independent registered public accounting firm for the audit of the Company's financial statements for the fiscal year ending December 31, 2026 and the review of the Company's quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

T03797 - P57434 - MGTW Empery Digital Inc. Annual Meeting of Stockholders Wednesday, October 14, 2026, at 10:00 A.M., Central Time This WHITE Proxy Card is Solicited on Behalf of the Board of Directors of Empery Digital Inc. 2512 W Pecan St., Suite 230 Pflugerville, Texas 78660 Ryan Lane and Greg Endo (the “Proxies”), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Empery Digital Inc . to be held on October 14 , 2026 at 10 : 00 A . M . , Central Time, or at any adjournment or postponement thereof . The undersigned hereby revokes any proxy or proxies previously given with respect to the shares covered hereby . This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder . If no direction is made, this proxy will be voted “FOR” each of the nine (9) nominees recommended by the Board of Directors in Proposal 1 and “FOR” Proposals 2 and 3 . In their discretion, and to the extent permitted by Rule 14 a - 4 (c) under the Securities Exchange Act of 1934 , as amended, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof . Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10 - K and Notice and Proxy Statement are available at www.proxyvote.com Continued, and must be signed and dated on the other side